SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]
16.	SUBSEQUENT EVENTS

On January 31, 2013, the Company settled outstanding liabilities of $170,686 from a South African bank, previously presented in our consolidated balance sheets in “other liabilities”. Upon making a payment of $98,578, the Company received a release from all other bank liabilities, resulting in a total gain on extinguishment of debt of $72,108, which will be presented in our March 31, 2013 10-Q filing as other income.

On March 22, 2013, Chanticleer Holdings, Inc. announced its intention to exit the fund management business. The desired result of current negotiations would be for Chanticleer Advisors, LLC (“Advisors”) to resign as manager of Chanticleer Investors II (“Investors”). Matthew Miller and Joe Koster, two of the current fund managers, will cease to be employed by Advisors and will control the new entity (“NEWCO”) which will continue management of Investors, subject to limited partner approval. Mr. Michael Pruitt will resign as one of the portfolio managers. From this arrangement, the Company will have an ongoing economic benefit from this aspect of the business, while eliminating the losses associated with the fund management business. Chanticleer Advisors has failed to produce profits and has resulted in operating losses since inception. The transition is expected to be effectuated on May 1, 2013.